UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 19, 2007

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events.

On December 19, 2007, Foamex International Inc. (the “Company”) and Sleep Innovations, Inc. issued a press release announcing a settlement of the litigation pending between the companies. A copy of the press release which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

On December 21, 2007, the Company issued a press release announcing that, prior to its fiscal year-end of December 30, 2007, it will make a payment of $40 million towards its first lien term loan. A copy of the press release which is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated December 19, 2007.
99.2	Press Release, dated December 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007

FOAMEX INTERNATIONAL INC.

By:	/s/ John G. Johnson, Jr.
Name:	John G. Johnson, Jr.
Title:	President and Chief Executive Officer

EXHIBITS

99.1	Press Release, dated December 19, 2007.
99.2	Press Release, dated December 21, 2007.

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